UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 15, 2024

(Date of earliest event reported)

APPLIED DIGITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-31968	95-4863690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3811 Turtle Creek Boulevard, Suite 2100, Dallas, Texas	75219
(Address of principal executive offices)	(Zip Code)

214-427-1704

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APLD	Nasdaq Global Select Market

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Applied Digital Corporation (the “Company”) to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 21, 2024 (the “Original Report”), solely to supplement the Original Report to include updated disclosure regarding the performance stock units granted on November 15, 2024. This Amendment does not otherwise amend, update or change any other disclosure contained in the Original Report.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously reported, on November 15, 2024, the Company granted 1,600,000 performance stock units (“PSUs”) to Wes Cummins, comprised of 800,000 PSUs denoted as tranche one units and 800,000 PSUs denoted as tranche two units (collectively, the “Cummins Award”), 490,000 PSUs to Saidal Mohmand (the “Mohmand Award”) and 612,500 PSUs to David Rench (the “Rench Award,” and collectively with the Cummins Award and the Mohmand Award, the “PSU Awards”) under the Company’s 2022 Incentive Plan (the “Plan”).

On January 2, 2025, Mr. Mohmand and Mr. Rench executed the Mohmand Award and the Rench Award, respectively. On January 7, 2025, Mr. Cummins executed the Cummins Award.

The PSUs vest upon the later of (i) the one (1) year anniversary of the date of grant and (ii) the date that all of the following vesting conditions have been achieved (collectively, A through D, the “Vesting Conditions”): (A) the Company’s entry into a lease (the “Lease”) with a hyperscaler for the 100MW data center building located on the Company’s Ellendale, North Dakota campus (“Building A”), (B) the Company’s consummation of a real estate project financing term loan (or other financing method satisfactory to the Compensation Committee), fully financing the construction of Building A, (C) the Company’s entry into a lease for a second building with a hyperscaler for a second 100MW data center building located on the Company’s Ellendale, North Dakota campus (“Building B”) and (D) the Company’s receipt of sustainable revenue with respect to Building A, and, with respect to Mr. Cummins’ tranche two units only, with respect to Building B, for two consecutive fiscal quarters of the Company that implies Company positive net operating income, subject to the applicable PSU Award recipient’s continued employment with the Company through each such vesting date. The PSUs shall vest in full upon consummation of a Change of Control (as defined in the 2022 Plan) on or prior to December 31, 2027, subject to the PSU Award recipient’s continued employment with the Company through such Change of Control.

The PSUs shall be automatically forfeited, without any consideration, in the event the Vesting Conditions are not satisfied on or prior to December 31, 2027.

With respect to the Rench Award and the Mohmand Award, in the event of a termination without Cause (as defined in the 2022 Plan), or due to death or Disability (as defined in the Rench Award and the Mohmand Award, as applicable), subject to execution and non-revocation of a release of claims, a portion of the Rench Award and the Mohmand Award, as applicable, shall remain outstanding and eligible to vest (the “Outstanding PSUs”) in the event all of the Vesting Conditions are achieved on or prior to December 31, 2027 (or, if earlier, upon the consummation of a Change of Control on or prior to December 31, 2027). The number of Outstanding PSUs shall equal the product of (i) a fraction, (A) the numerator of which is the number of Vesting Conditions (A) through (C) that have been satisfied as of the date of the termination, and (B) the denominator of which is three (3), multiplied by (ii) the number of PSUs granted to Mr. Rench or Mr. Mohmand, as applicable.

With respect to the Cummins Award, in the event of a termination without Cause, a resignation for Good Reason (as defined in the 2022 Plan) or due to death or Disability (as defined in the Cummins Award) (collectively, a “Qualifying Termination”), subject to execution and non-revocation of a release of claims, (i) fifty percent (50)% of each of tranche one and tranche two of the PSUs under the Cummins Award shall vest upon the date of termination (or, in the event such Qualifying Termination is a “Change in Control Termination” (as defined in Mr. Cummins’ Employment Agreement with the Company, dated October 10, 2024)), one-hundred-percent (100%) of the PSUs under the Cummins Award shall vest, and (ii) if the Qualifying Termination is not a Change in Control Termination (as defined in the Employment Agreement) , all of the unvested PSUs under the Cummins Award shall initially remain outstanding, and in the event no Change in Control (as defined in Mr. Cummins’ Employment Agreement) is consummated within ninety (90) days of the date of Mr. Cummins’ termination, (A) all unvested PSUs under the Cummins Award other than the Outstanding Cummins PSUs (as defined below) shall automatically be forfeited, without payment of consideration, upon the expiration of such ninety (90) day period and (B) the Outstanding Cummins PSUs shall remain outstanding and eligible to vest in the event all of the Vesting Conditions are achieved on or prior to December 31, 2027 (or, if earlier, upon the consummation of a Change of Control on or prior to December 31, 2027). The Outstanding Cummins PSUs shall equal the difference between (i) the product of (A) a fraction, (1) the numerator of which is the number of Vesting Conditions (A) through (C) that have been satisfied as of the date of the termination, and (2) the denominator of which is three (3), multiplied by (B) the number of the PSUs granted to Mr. Cummins, minus (ii) the number of PSUs granted to Mr. Cummins that have already vested.

The PSUs, to the extent unvested and do not remain outstanding per the above, shall be forfeited upon a termination of employment for any reason.

The foregoing descriptions of the Cummins Award, the Mohmand Award and the Rench Award are not complete and are qualified in their entirety by reference to the full text of the Cummins Award, the Mohmand Award and the Rench Award, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.
10.1	Performance Stock Unit Award, dated January 7, 2025, by and between Applied Digital Corporation and Wes Cummins.
10.2	Performance Stock Unit Award, dated January 2, 2025, by and between Applied Digital Corporation and Saidal Mohmand.
10.3	Performance Stock Unit Award, dated January 2, 2025, by and between Applied Digital Corporation and David Rench.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED DIGITAL CORPORATION

Dated: January 8, 2025	By:	/s/ Saidal L. Mohmand
	Name:	Saidal L. Mohmand
	Title:	Chief Financial Officer